UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2018 (May 17, 2018)

LUMINEX CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-30109	74-2747608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12212 TECHNOLOGY BLVD., AUSTIN, TEXAS	78727
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 219-8020

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Luminex Corporation (the "Company") previously approved, subject to stockholder approval, the Luminex Corporation 2018 Equity Incentive Plan (the “Equity Incentive Plan”).  According to the results from the Company’s 2018 Annual Meeting of Stockholders (the "Annual Meeting") held on May 17, 2018, the Company’s stockholders approved the Equity Incentive Plan.  A detailed summary of the material terms of the Equity Incentive Plan appears on pages 13 - 22 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2018 (the “Proxy Statement”).  The foregoing description of the Equity Incentive Plan is qualified in its entirety by reference to the full text of the Equity Incentive Plan, which is filed as Annex A to the Proxy Statement and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, which was held at the Company's office in Austin, Texas, a total of 39,993,043 shares of the Company's common stock, out of a total of 44,430,825 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. The following proposals were voted on at the Annual Meeting:

Proposal 1: Election of Class III Directors

The stockholders approved the Company’s proposal for the election of three persons nominated by the Board of Directors for three-year terms as Class III directors, as set forth below:

	Number of Shares
	Voted For	Withheld	Abstained	Broker Non-Votes
G. Walter Loewenbaum II	30,533,056	1,985,707	380,704	7,093,576
Kevin M. McNamara	32,282,194	362,895	254,378	7,093,576
Edward A. Ogunro, Ph.D.	32,590,802	154,726	153,939	7,093,576

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation

The stockholders cast an advisory vote regarding the compensation of the Company's named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures in the Company's Proxy Statement for the Annual Meeting, as set forth below:

Number of Shares
Voted For	Voted Against	Abstained	Broker Non-Votes
32,320,481	558,308	20,678	7,093,576

Proposal 3: Approval of the Luminex Corporation 2018 Equity Incentive Plan

The stockholders approved the Luminex Corporation 2018 Equity Incentive Plan, as set forth below:

Number of Shares
Voted For	Voted Against	Abstained	Broker Non-Votes
30,353,138	2,537,055	9,274	7,093,576

Proposal 4: Ratification of Independent Auditor

The stockholders approved the ratification of the appointment by the Company's Audit Committee of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2018, as set forth below:

Number of Shares
Voted For	Voted Against	Abstained	Broker Non-Votes
39,524,159	347,823	121,061	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Luminex Corporation 2018 Equity Incentive Plan (previously filed as Annex A to the Company's Proxy Statement for its Annual Meeting of Stockholders (File No. 000-30109), filed April 2, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2018		LUMINEX CORPORATION

	By:	/s/ Harriss T. Currie
	Name:	Harriss T. Currie
	Title:	Chief Financial Officer, Senior Vice President of Finance